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                                                                      Exhibit 10

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report on UBS S&P 500 Index Fund dated July 12, 2002 in this Registration Statement (Form N-1A No. 333-27917) of UBS Index Trust.




                                    /s/ Ernst & Young LLP

                                    ERNST & YOUNG LLP




New York, New York
September 27, 2002